                                     SCHEDULE 14A
                                    (RULE 14a-101)

                       INFORMATION REQUIRED IN PROXY STATEMENT
                               SCHEDULE 14A INFORMATION
              PROXY STATEMENT PURSUANT TO SECTION 14(a)OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.              )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/X/  Preliminary Proxy Statement        / /  Confidential, For Use of the Com-
                                             mission Only (as permitted by
                                             Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           POLYDEX PHARMACEUTICALS LIMITED
-------------------------------------------------------------------------------
                   (Name of Registrant as Specified in Its Charter


-------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
(5)  Total fee paid:

-------------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials:

-------------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)  Amount previously paid:

-------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------
(3)  Filing Party:

-------------------------------------------------------------------------------
(4)  Date Filed:

-------------------------------------------------------------------------------

                           POLYDEX PHARMACEUTICALS LIMITED

                Sandringham House, 83 Shirley Street, Nassau, Bahamas


TO OUR MEMBERS:

     The 1999 Annual General Meeting of the Members will be held at 10:00 a.m., local time, on Thursday, June 24, 1999, at the registered office of the Company at Sandringham House, 83 Shirley Street, Nassau, Bahamas.

     At the Annual General Meeting, Members will elect two Directors, the names of whom are set forth in the accompanying Proxy Statement, to serve until the Annual General Meeting in 2002 or until their successors are elected. Members will also vote on a proposal to amend the Articles of Association to set the voting power of the Company's Class B Preferred Shares at two votes per share. In addition, Members will vote on a proposal to amend the Articles of Association to increase the authorized Common Shares of the Company from four million to ten million Common Shares. Management will also report on fiscal year 1999 results. We urge you to attend the meeting and to vote for these proposals. These matters are described in more detail in the attached Proxy Statement, which we encourage you to read carefully.

     The formal notice of the Annual General Meeting and the Proxy Statement containing information relative to the meeting follow this letter.

     Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card and return it in the envelope provided to assure that your shares will be voted. If you do attend the meeting, and the Board of Directors joins me in hoping you will, there will be an opportunity to revoke your proxy and to vote in person.

                                             Sincerely,

                                             George G. Usher

                                             Chairman of the Board, President
                                             and Chief Executive Officer

May 24, 1999

                           POLYDEX PHARMACEUTICALS LIMITED

                Sandringham House, 83 Shirley Street, Nassau, Bahamas

                 NOTICE OF 1999 ANNUAL GENERAL MEETING OF THE MEMBERS

                                     May 24, 1999

     NOTICE IS HEREBY GIVEN that the 1999 Annual General Meeting of the Members of Polydex Pharmaceuticals Limited (the "Company") will be held at the registered office of the Company at Sandringham House, 83 Shirley Street, Nassau, Bahamas, on Thursday, June 24, 1999, at 10:00 a.m., local time, for the following purposes:

1. To vote on the proposal to elect two directors to the Company's Board of Directors, the names of whom are set forth in the accompanying Proxy Statement, to serve until the Annual General Meeting of the Members in 2002 or until their successors are elected;

2. To vote on the proposal to amend the Company's Articles of Association to set the voting power of the Company's Class B Preferred Shares at two votes per share;

3. To vote on the proposal to amend the Company's Articles of Association to increase the authorized Common Shares of the Company from four million to ten million Common Shares;

4. To transact such further or other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on May 6, 1999, as the date for the determination of the Members entitled to notice of, and to vote at, the meeting and any adjournment thereof (the "Record Date").
Only holders of the Common Shares and the Class B Preferred Shares of record at the close of business on the Record Date are entitled to notice of, and to vote at, the 1999 Annual General Meeting. The Company's Annual Report to Shareholders for the year ended January 31, 1999, is being mailed to Members with the Proxy Statement.

     The Proxy Statement which accompanies this Notice contains additional information regarding the proposals to be considered and voted upon at the Annual General Meeting, and Members are encouraged to read it in its entirety.

     You are cordially invited to attend the 1999 Annual General Meeting. Whether or not you expect to be present at the Annual General Meeting, please complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. If you do attend the Annual General Meeting, you may revoke your Proxy in accordance with the methods described in the Proxy Statement under the heading "Solicitation and Revocability of Proxies" and vote your shares in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS,

                                        SHARON L. WARDLAW

                                        Secretary
May 24, 1999

                          POLYDEX PHARMACEUTICALS LIMITED

               Sandringham House, 83 Shirley Street, Nassau, Bahamas

                                  PROXY STATEMENT
                     1999 Annual General Meeting, June 24, 1999

SOLICITATION AND    This Proxy Statement ("Proxy Statement") is expected to be
REVOCABILITY OF     mailed on or about May 18, 1999, to the holders of the
PROXIES             Common Shares and the Class B Preferred Shares
                    (the"Members") of Polydex Pharmaceuticals Limited (the
"Company") in connection with the solicitation by the Board of Directors of the Company for the 1999 Annual General Meeting of the Members ("Annual Meeting") to be held at 10:00 a.m., local time, on Thursday, June 24, 1999 at the Company's registered office at Sandringham House, 83 Shirley Street, Nassau, Bahamas.

     Although the Company believes that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone by officers and employees of the Company who will not receive additional compensation for such solicitation. The cost of solicitation of proxies will be borne directly by the Company. All dollar amounts in this proxy statement are stated in U.S. dollars unless otherwise indicated.

     Proxies given by Members for use at the Annual Meeting may be revoked at any time prior to their use. In addition to revocation in any manner permitted by Bahamian law, a proxy may be revoked in any one of the following ways:

     (a) by signing a form of proxy bearing a later date then the proxy to be revoked, and depositing it with the Secretary of the Company prior to the Annual Meeting;

     (b) as to any matter on which a vote has not already been cast pursuant to the authority conferred by such proxy, by signing written notice of revocation and delivering it to either the Secretary of the Company or the Chairman of the Annual Meeting;

     (c) by attending the Annual Meeting in person and personally voting the shares represented by the proxy; or

     (d) by instrument in writing executed by the Member or by his attorney authorized in writing, or, if the Member is a corporation, under its corporate seal, or by an officer or attorney thereof duly authorized, and deposited either at the head office of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of such Annual Meeting on the day of the meeting, or any adjournment thereof.


PURPOSES OF         The Annual Meeting has been called for the purposes of
ANNUAL MEETING      (1) electing directors, (2) amending the Articles of
                    Association to set the voting power of the Company's Class B
Preferred Shares at two votes per share, (3) amending the Articles of Association to increase the authorized Common Shares of the Company from four million to ten million Common Shares and (4) transacting such other business as may properly come before the meeting.

VOTING OF           The Board of Directors has fixed the close of business on
SECURITIES          May 6, 1999, as the date for determining the Members
entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof (the "Record Date"). A total of 3,016,917 Common Shares of a par value of U.S. $0.0166 (the six recurring) each (the "Common Shares") and 899,400
Class B Preferred Shares of a par value of U.S. $0.0166 (the six recurring) each (the "Class B Preferred Shares") were outstanding at the close of business on that date. Each Common Share and each Class B Preferred Share is entitled to one vote on any matter presented at the Annual Meeting for consideration and action by the Members. In addition, the Company has authorized 100,000 Class A Preferred Shares of a par value of U.S. $0.10 each (the "Class A Preferred Shares"), none of which are outstanding.

     A quorum for the transaction of business at the meeting shall be members present holding or represented by proxy between them not less than one-third of all Common Shares which are issued at the record date fixed by the directors and which entitle the holder thereof to vote. Voting of Common Shares and Class B Preferred Shares is on a non-cumulative basis. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the Common Shares and Class B Preferred Shares voting at the meeting is required for approval of (i) the election of each of the nominees for director, (ii) the amendment to set the voting power of the Company's Class B Preferred Shares at two votes per share, and (iii) the amendment to increase the authorized Common Shares of the Company from four million to ten million Common Shares.

     All valid proxies received in response to this solicitation will be voted in accordance with the instructions indicated thereon by the Members giving such proxies. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, SUCH PROXIES WILL BE VOTED FOR (1) THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, (2) THE AMENDMENT TO SET THE VOTING POWER OF THE COMPANY'S CLASS B PREFERRED SHARES AT TWO VOTES PER SHARE, AND (3) THE AMENDMENT TO INCREASE THE AUTHORIZED SHARE CAPITAL OF THE COMPANY TO TEN MILLION COMMON SHARES.

     For voting purposes, abstentions will be counted for the purpose of establishing a quorum and will not be voted. Broker non-votes will not be counted for the purpose of establishing a quorum and will not be voted.

OWNERSHIP OF        The following tables set forth certain information regarding
VOTING              beneficial ownership of the Common Shares and the Class B
SECURITIES          Preferred Shares, as of May 6, 1999, by (i) persons owning beneficially 5% or more of the Class B Preferred Shares and/or the Common Shares, (ii) each of the Company's directors and certain of its executive officers, and (iii) all directors and executive officers as a group:


SECURITY OWNERSHIP OF MANAGEMENT:

                         Name and Title                   Amount and Nature of             Percent
Title of Class           Beneficial Owner                 Beneficial Ownership           of Class (1)
--------------           ----------------                 --------------------           ------------
Class B                  George G. Usher                               599,400                66.64%
Preferred Shares         Chairman of the Board,
                         Director, President and CEO

Class B                  Thomas C. Usher                               300,000                33.36%
Preferred Shares         Vice-Chairman and Director

Class B                  All Directors and Executive                   899,400                  100%
Preferred Shares         Officers as a Group

                         Name and Title                   Amount and Nature of             Percent
Title of Class           Beneficial Owner                 Beneficial Ownership           of Class (1)
--------------           ----------------                 --------------------           ------------
Common Shares            Joseph Buchman                             101,736 (2)             3.24%
                         Director

Common Shares            Derek John Michael Lederer                    ----                 ----
                         Director

Common Shares            Natu M. Patel (3)                            3,900                 ----
                         Former Director and
                         Vice President

Common Shares            John L.E. Seidler                             ----                 ----
                         Director

Common Shares            George G. Usher                            126,335 (4)             4.02%
                         Chairman of the Board,
                         Director, President and CEO

Common Shares            Ruth L. Usher                              642,472 (5)            20.47% (7)
                         Director

Common Shares            Thomas C. Usher                            642,472 (6)            20.47% (7)
                         Vice-Chairman and Director

Common Shares            Sharon L. Wardlaw                            4,240 (8)                *
                         Secretary and Treasurer

Common Shares            All Directors and Executive                878,683 (9)            27.99% (9)
                         Officers as a Group
                         (7 persons)

------------------------------
* Less than one  percent (1%).

(1) As of May 6, 1999, the Record Date, the Company had outstanding 899,400 Class B Preferred Shares and 3,016,917 Common Shares and options exercisable within sixty (60) days to purchase an additional 122,077 Common Shares, for a total of 3,138,994 Common Shares.

(2) Includes 91,736 shares owned directly by Joseph Buchman's spouse, as to which Joseph Buchman disclaim's beneficial ownership.

(3) Natu M. Patel resigned as a Director and Vice President of the Company on July 14, 1998.

(4) Includes 12,772 shares owned directly by George G. Usher, 100,000 shares owned by a company controlled by George G. Usher, and 7,100 shares under option to George G. Usher, subject to acquisition within sixty (60) days. Also includes 6,463 shares owned directly by his spouse as to which George
     G. Usher disclaims beneficial ownership.

(5) Includes 127,141 shares owned directly by Ruth L. Usher. Also includes 457,754 shares owned directly by her spouse, Thomas C. Usher, and 57,577 shares under option to Thomas C. Usher, subject to acquisition within sixty
     (60) days, as to all of which Ruth L. Usher disclaims beneficial ownership.

(6) Includes 457,754 shares owned directly by Thomas C. Usher and 57,577 shares under option to Thomas C. Usher, subject to acquisition within sixty (60) days. Also includes 127,141 shares owned directly by his spouse, Ruth L. Usher, as to which Thomas C. Usher disclaims beneficial ownership. Does not include shares owned by George G. Usher, his son, or by the family of George G. Usher.

(7)  Percent of class of the combined holdings of both Ruth L. Usher and Thomas
     C. Usher, each of whom disclaims beneficial ownership as to the holdings of the other.

(8) Includes 2,040 shares owned directly by Sharon L. Wardlaw and 2,200 shares under option to Sharon L. Wardlaw, subject to acquisition within sixty (60) days.

(9) Includes 101,736 shares beneficially owned by Joseph Buchman, 126,335 shares beneficially owned by George G. Usher, 692,472 shares beneficially owned in total by Ruth L. Usher and Thomas C. Usher, and 4,240 shares beneficially owned by Sharon L. Wardlaw.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS:

                         Name and Address of              Amount and Nature of             Percent
Title of Class           Beneficial Owner                 Beneficial Ownership           of Class (1)
--------------           -------------------              --------------------           ------------
Class B                  George G. Usher                               599,400                66.64%
Preferred Shares         421 Comstock Road
                         Toronto, Ontario,
                         Canada M1L 2H5

Class B                  Thomas C. Usher                               300,000                33.36%
Preferred Shares         421 Comstock Road
                         Toronto, Ontario,
                         Canada, M1L 2H5

                         Name and Address of              Amount and Nature of               Percent
Title of Class           Beneficial Owner                 Beneficial Ownership           of Class (1)

Common Shares            Ruth L. Usher                              642,472 (2)            20.47% (4)
                         421 Comstock Road
                         Toronto, Ontario,
                         Canada M1L 2H5

Common Shares            Thomas C. Usher                            642,472 (3)            20.47% (4)
                         421 Comstock Road
                         Toronto, Ontario
                         Canada M1L 2H5

Common Shares            Alec D. Keith                                 219,681                 7.00%
                         4802 N. Greentree Drice
                         Litchfield Park, AZ 85340

-----------------------------
(1) As of May 6, 1999, the Record Date, the Company had outstanding 899,400 Class B Preferred Shares and 3,016,917 Common Shares and options exercisable within sixty (60) days to purchase an additional 122,077 Common Shares, for a total of 3,138,994 Common Shares.

(2) Includes 127,141 shares owned directly by Ruth L. Usher. Also includes 457,754 shares owned directly by her husband, Thomas C. Usher, and 57,577 shares under option to Thomas C. Usher, subject to acquisition within sixty
     (60) days, as to all of which Ruth L. Usher disclaims beneficial ownership.

(3) Includes 457,754 shares owned directly by Thomas C. Usher and 57,577 shares under option to Thomas C. Usher, subject to acquisition within sixty (60) days. Also includes 127,141 shares owned directly by his wife, Ruth L. Usher, as to which Thomas C. Usher disclaims beneficial ownership. Does not include shares owned by George G. Usher, his son, or by the family of George G. Usher.

(4)  Percent of class of the combined holdings of both Ruth L. Usher and Thomas
     C. Usher, each of whom disclaims beneficial ownership as to the holdings of the other.


BOARD OF       The Board of Directors currently consists of six members.  The
DIRECTORS      directors of the Company are divided into three classes,
designated as Class I, Class II and Class III. At each Annual Meeting, one class of directors is elected to serve for a three-year term or until their respective successors are duly elected and qualified. Natu M. Patel resigned as a Class II Director and Vice President effective July 14, 1998. Thomas R. Ulie resigned as a Class I Director effective June 22, 1998. On August 25, 1998, John L.E. Seidler was appointed by the Board of Directors as a Class I Director.

     Independent Directors Joseph Buchman and Derek John Michael Lederer each received $6,520 as compensation for serving on the Board for the fiscal year ending January 31, 1999, while John L.E. Seidler received $5,680. Derek John Michael Lederer received additional compensation for serving as Chair of the Audit Committee of the Board during the Company's fiscal year ending January 31, 1999 totaling CDN$5,000, as well as options to purchase 750 Common Shares of the Company's stock at an exercise price of $6.87 per share which expire May 31, 2004. George G. Usher and Thomas C. Usher, both of whom are directors, receive payment as officers and employees of the Company. Prior to his resignation, Natu M. Patel received payment as an officer of the Company. Family relationships among the Company's officers and directors: Thomas C. Usher and George G. Usher are father and son, and Thomas C. Usher and Ruth L. Usher are husband and wife.

     The following provides, as of May 6, 1999, the continuing directors whose terms of office will continue after the Annual Meeting, their principal occupation and employment, age, the year in which each became a director of the Company, and directorships in companies having securities registered pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                   CONTINUING DIRECTORS WHOSE TERMS EXPIRE AT THE
                    ANNUAL MEETING IN 2000 (CLASS III DIRECTORS)

                                                                     Year First
                                                                      Elected
               Name and Occupation                      Age           Director
               -------------------                      ---           --------
GEORGE G. USHER, Chairman of the Board since             40             1988
January 27, 1998.  President and Chief Executive
Officer of the Company since 1993 and 1996,
respectively.  Vice President of Dextran
Products Limited, a subsidiary of the Company,
since 1987.  Previously employed by the Company
in various positions since 1982.

THOMAS C. USHER, Vice-Chairman of the Company            84             1979
since November 1996.  Chairman and Chief
Executive Officer of the Company from May 1972
to November 1996.  Chairman of Dextran Products
Limited and of all of the Company's other
subsidiaries since their formation.

                   CONTINUING DIRECTORS WHOSE TERMS EXPIRE AT THE
                     ANNUAL MEETING IN 2001 (CLASS I DIRECTORS)

                                                                     Year first
                                                                       Elected
                  Name and Occupation                       Age       Director
                  -------------------                       ---       --------
JOSEPH BUCHMAN, Senior Account Executive with the           59          1981
Metropolitan Life Insurance Company since 1979.

JOHN L.E. SEIDLER, Executive Vice President of              64          1998
Manchester Partners International, Inc., a career
management consulting firm, since 1998.  He previously
was employed by Pfizer Pharmaceuticals Group as
Director of International Public Affairs from 1996
through 1998, and as Country Manager, Czech Republic
from 1993 through 1996.

                                   PROPOSAL NO. 1

                             ELECTION OF BOARD MEMBERS

                                 NOMINEES FOR TERMS
            EXPIRING AT THE ANNUAL MEETING IN 2002 (CLASS II DIRECTORS)

     The following two persons, each of whom is currently serving as a director, have been nominated for re-election by the Board of Directors to serve as directors for a term expiring at the Annual Meeting in 2002:

                                                                  Year first
                                                                   Elected
              Name and Occupation                    Age           Director
              -------------------                    ---           --------
DEREK JOHN MICHAEL LEDERER, Chartered                57              1998
Accountant. Principal of Derek Lederer, C.A., a
public accounting firm, since
1970.
                                                     84              1979
RUTH L. USHER, Retiree since 1991.

     All nominees for director have indicated their willingness to serve. The Board of Directors has no reason to believe that any of the director nominees will be unable to serve as a director. In the event, however, of the death or unavailability of any director nominee or nominees, the proxy to that extent will be voted for such other person or persons as the Board of Directors may recommend.

     VOTE REQUIRED. The affirmative vote of the holders of a majority of the Common Shares and the Class B Preferred Shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to elect each of the nominees for director. All proxies will be voted to elect each of the nominees for director unless a contrary vote is indicated on the enclosed proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

                                   PROPOSAL NO. 2

                  AMENDMENT TO ARTICLES OF ASSOCIATION TO SET THE
               VOTING POWER OF THE COMPANY'S CLASS B PREFERRED SHARES
                               AT TWO VOTES PER SHARE

     GENERAL. Currently, Article 2(d)(2) of the Articles of Association of the Company (the "Articles") sets the voting power of the Company's Class B Preferred Shares at one vote per share, as follows:

          (2) the Class B Preferred Shares shall bestow upon the holders thereof the right of one vote per share, which may be increased to five votes per share upon the consent of the majority of the holders of the Common Shares and the Class B Preferred Shares.

 .    On January 29, 1999, the Board of Directors adopted a resolution to amend Article 2(d) of the Articles to set the voting power of the Company's Class B Preferred Shares at two votes per share (the "Class B Preferred Shares Amendment").

     TEXT OF CLASS B PREFERRED SHARES AMENDMENT. The Class B Preferred Shares Amendment will be formally implemented by amending the present Article 2(d) of the Articles as follows:

     Delete the current paragraph 2(d)(2) of Article 2 in its entirety and substitute therefor:

          (2) the Class B Preferred Shares shall bestow upon the holders thereof the right of two votes per share, which may be increased incrementally up to five votes per share upon the consent of the holders of a majority-in-interest of the Common Shares and the Class B Preferred Shares.

     REASONS FOR THE CLASS B PREFERRED SHARES AMENDMENT. The purpose of the Class B Preferred Shares Amendment is to set the voting power of the Company's Class B Preferred Shares at two votes per share.

     ANTI-TAKEOVER EFFECT OF THE CLASS B PREFERRED SHARES AMENDMENT. The increase in voting power of the Class B Preferred Shares could potentially be used to discourage attempts by others to obtain control of the Company through merger, tender offer, proxy contest or otherwise, which attempts could increase the value of the Company's stock, by making such attempts more difficult or costly to achieve.

     The Board of Directors does not presently contemplate recommending to the shareholders for their adoption any further amendments to the Articles of Association that would affect the ability of third parties to effectuate a change in control of the Company.

     EFFECT OF THE CLASS B PREFERRED SHARES AMENDMENT. Upon Member approval of the Class B Preferred Shares Amendment, the voting power of the Company's Class B Preferred Shares will increase from one vote per share to two votes per share.

     VOTE REQUIRED. The affirmative vote of the holders of a majority of the Common Shares and the Class B Preferred Shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the Class B Preferred Shares Amendment. All proxies will be voted to approve the Class B Preferred Shares Amendment unless a contrary vote is indicated on the enclosed proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE CLASS B PREFERRED SHARES AMENDMENT TO SET THE VOTING POWER OF THE COMPANY'S CLASS B PREFERRED SHARES AT TWO VOTES PER SHARE.

                                   PROPOSAL NO. 3

               AMENDMENT TO ARTICLES OF ASSOCIATION TO INCREASE THE AUTHORIZED SHARE CAPITAL TO TEN MILLION COMMON SHARES

     GENERAL. Currently, Article 2(a) of the Articles of Association of the Company provides that the authorized share capital of the Company is $91,650 divided into 4,000,000 Common Shares of $0.016 par value each, 100,000 Class A Preferred Shares of $0.10 par value each, and 899,400 Class B Preferred Shares of $0.016 par value each. On January 29, 1999, the Board of Directors adopted a resolution to amend Article 2(a) of the Articles to increase the authorized Common Shares of the Company from four million to ten million Common Shares (the "Authorized Common Shares Amendment").

     TEXT OF THE AUTHORIZED COMMON SHARES AMENDMENT. The Authorized Common Shares Amendment will be formally implemented by amending the present Article 2(a) of the Articles as follows:

     Delete the current second paragraph of Article 2(a) in its entirety and substitute therefor:

          The authorized share capital of the Company is U.S. $187,650 divided into 10,000,000 Common Shares of $0.016 par value each, 100,000 Class A Preferred Shares of $0.10 par value each, and 899,400 Class B Preferred Shares of $0.016 par value each.

     REASONS FOR THE AUTHORIZED COMMON SHARES AMENDMENT. The purpose of the Authorized Common Shares Amendment is to increase the authorized Common Shares of the Company from four million to ten million Common Shares in order to have additional Common Shares available for issuance in connection with an acquisition or other transaction. Currently, no agreements or understandings with regard to acquisitions or other transactions exist, and the Company has no plans to issue further Common Shares, except pursuant to grants of restricted Common Shares and options to purchase Common Shares to directors, employees, consultants and research partners in the ordinary course of its business consistent with past practices.

     EFFECT OF THE AUTHORIZED COMMON SHARES AMENDMENT. Upon Member approval of the Authorized Common Shares Amendment, the authorized Common Shares of the Company will increase from four million Common Shares to ten million Common Shares.

     VOTE REQUIRED. The affirmative vote of the holders of a majority of the Common Shares and the Class B Preferred Shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the Authorized Common Shares Amendment. All proxies will be voted to approve the Authorized Common Shares Amendment unless a contrary vote is indicated on the enclosed proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AUTHORIZED COMMON SHARES AMENDMENT TO INCREASE THE AUTHORIZED COMMON SHARES OF THE COMPANY FROM FOUR MILLION TO TEN MILLION COMMON SHARES.

BOARD          During the fiscal year ended January 31, 1999, there were fifteen
MEETINGS AND   meetings of the Board of Directors and action was taken on three
COMMITTEES     occasions by unanimous written consent of the Board of Directors in lieu of a meeting. Each director attended at least 75% of the aggregate number of meetings held by the Board of Directors.

     The Audit Committee makes recommendations to the Board as to the engagement of independent auditors to perform audit and non-audit services, reviews the scope and results of their services, oversees the internal audit function, and reviews the systems of internal control and audit with management and the independent auditors. During the fiscal year ended January 31, 1999, the Audit Committee held two meetings. Directors Derek John Michael Lederer (Chair), Joseph Buchman and George G. Usher comprise the Audit Committee.

     The Board does not have any standing nominating or compensation committees, nor are there any committees which performed similar functions. Compensation decisions, including the granting of options, are made by George
G. Usher, Chairman, President and CEO, in his sole discretion, with the advice of Thomas C. Usher, Vice-Chairman, and the Board as a whole.

COMPENSATION   Shown below is information concerning the annual and long-term
OF EXECUTIVE   compensation for services in all capacities to the Company for
OFFICERS       the fiscal years ended January 31, 1999, 1998 and 1997 of those persons who were (i) the chief executive officer of the Company at January 31, 1999 and (ii) the two other executive officer of the Company who had total annual salary plus bonus that exceeded $100,000 for the year ended January 31, 1999 (the "Named Officers"). No other officer of the Company had a total annual salary plus bonus that exceeded $100,000 for the year ended January 31, 1999.


                             SUMMARY COMPENSATION TABLE

                                        ANNUAL                      LONG TERM
                                     COMPENSATION                  COMPENSATION
                                     ------------                  -------------
                                                                   Common Shares
                                                                     Underlying
Name and                      Fiscal                                   Option
Principal Position             Year        Salary         Bonus       Awards (1)
------------------            ------       ------         -----     ------------
George G. Usher                1999       $110,000        $25,000        82,100
  Chairman of the              1998       $110,000          none         57,100
  Board, President             1997       $108,211          none        571,000
  and Chief Executive
  Officer

Thomas C. Usher                1999       $120,000       $100,000       132,577
  Vice-Chairman                1998       $120,000          none        107,577
                               1997       $120,000          none      1,275,766

Natu M. Patel (2)              1999       $110,000          none         31,000
  Former Director and          1998       $110,000          none         11,000
  Vice President               1997       $110,000          none        110,000

(1) Reflects the Company's completion on June 19, 1997 of a one-for-ten reverse stock split of its Common Shares and Class B Preferred Shares.

(2) Natu M. Patel resigned as a Director and Vice President of the Company on July 14, 1998. The 31,000 option to purchase Common Stock granted to Natu
     M. Patel expired automatically 60 days following his resignation.


                         OPTION GRANTS IN FISCAL YEAR 1999

     The following table sets forth information with respect to the stock options granted to the three Named Officers during the fiscal year ended January 31, 1999.

                     Number of
                     Securities    Percent of Total                                          Potential Realizable Value
                     Underlying    Options Granted                  Price on                  at Assumed Rate of Stock
                      Options      to Employees in    Exercise      Date of     Expiration       Price Appreciation
Name                  Granted      Fiscal Year (1)     Price         Grant         Date          5%           10%
----                  -------      ---------------    --------      --------    ----------       ----------------
George G. Usher          7,100          1.63%          $5.00         $3.75        5/31/99          ----         ----
                        75,000         17.24%          $3.75         $3.75        5/31/04      $14,062.50    $28,125.00

Thomas C. Usher         57,577         13.23%          $5.00         $3.75        5/31/99          ----         ----
                        75,000         17.24%          $3.75         $3.75        5/31/04      $14,062.50    $28,125.00

Natu M. Patel (2)       11,000          2.53%          $5.00         $3.75        5/31/99          ----         ----
                        20,000          4.60%          $3.75         $3.75        5/31/04     $  3,750.00   $  7,500.00

---------------------------
(1) A total of 435,077 stock options were granted by the Company to employees during the fiscal year ended January 31, 1999.

(2) Natu M. Patel resigned as a Director and Vice President of the Company on July 14, 1998. The 31,000 options to purchase Common Stock granted to Natu
     M. Patel expired automatically 60 days following his resignation.


                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1999 AND
                          1999 FISCAL YEAR-END OPTION VALUES
     The following table sets forth, for each of the three Named Officers, the exercise of options to purchase Common Shares during the fiscal year ended January 31, 1999, and the year-end value of unexercised options to purchase Common Shares held by the three Named Officers at January 31, 1999.

                                                Number of Secu-
                                                rities Underlying        Value of Unexercised
                      Shares                    Unexercised Options      In-the-Money Options
                      Acquired on    Value      at Fiscal Year End;      at Fiscal Year End;
Name                  Exercise       Realized   All Exercisable          All Exercisable (1)
----                  -----------    --------   -------------------      --------------------
George G. Usher          ----           ----         132,100                  ----
Thomas C. Usher          ----           ----         182,577                  ----
Natu M. Patel (2)        ----           ----            ----                  ----

---------------------------
(1) The market price of the Common Shares at January 29, 1999, the last trading day preceding the Company's fiscal year end, was $3.6875 per share.

(2) Natu M. Patel resigned as a Director and Vice President of the Company on July 14, 1998. The 31,000 option to purchase Common Stock granted to Natu
     M. Patel expired automatically 60 days following his resignation.

EXECUTIVE      As of January 31, 1999, the following persons served as executive
OFFICERS       officers of the Company.  All executive officers serve for a one-
               year term or until their successors are elected or appointed at the meeting of the Board of Directors immediately following the Annual Meeting.

Name                   Age         Title
----                   ---         -----
George G. Usher (1)    40          Chairman of the Board, President
                                   and Chief Executive Officer

Thomas C. Usher (1)    84          Vice-Chairman of the Board

Sharon L. Wardlaw (2)  46          Chief Financial Officer, Secretary and
                                   Treasurer

-------------------------
(1) See "Board of Directors" for biographical information and period of service.

(2) Sharon L. Wardlaw has served as the Chief Financial Officer, Secretary and Treasurer of the Company since 1994. She also currently serves as the President of Dextran Products Limited, a subsidiary of the Company. Since joining the Company in 1984, she has been employed in various capacities.


EMPLOYMENT     George G. Usher and Thomas C. Usher are employed by the Company
AGREEMENTS     pursuant to employment agreements.  On December 22, 1993, the
Company entered into an employment agreement with George G. Usher which provided for his employment as President of the Company for a five-year term commencing February 1, 1994 at an annual salary of $65,000. This Employment Agreement was amended on June 4, 1996 to provide for his employment as Chief Executive Officer of the Company commencing June 4, 1996 at an annual salary of $100,000. This Employment Agreement was renewed for an additional five-year term commencing February 1, 1999 at an annual salary of $110,000.

     On December 22, 1993, the Company entered into an employment agreement with Thomas C. Usher which provided for his employment as Chairman and Chief Executive Officer of the Company for a five-year term commencing February 1, 1994 at an annual salary of $120,000 subject to CPI adjustments. This Employment Agreement was amended on November 1, 1996 to provide for his employment as Vice-Chairman of the Company commencing November 1, 1996 at an annual salary of $120,000. This Employment Agreement was renewed for an additional five-year term commencing February 1, 1999 under which Thomas C. Usher will assume the additional title of Director of Research and Development and receive an annual salary of $170,000.

TRANSACTIONS   Since February 1, 1998, with the exception of Thomas C. Usher,
WITH THE       none of the Company's directors, executive officers, nominees for
COMPANY        election as directors or certain relatives or associates of such persons has been indebted to the Company in an aggregate amount in excess of $60,000. In August 1997, the Company loaned Thomas C. Usher, its Vice-Chairman and a director, $691,500 at an interest rate of Canadian Prime plus 1.50% (the "Loan"). The Loan was used to partially fund a $1,000,000 payment to the State of Florida in order to allow Thomas C. Usher to regain possession of 430,000 Common Shares of the Company then held by the State as collateral security relating to the liquidation of insurance companies formerly owned by Thomas C. Usher. The Loan has no specific repayment terms. The amount outstanding under the Loan as of January 31, 1999 was $685,809.89.

SECTION 16(a)  Section 16(a) of the Exchange Act, requires the Company's
BENEFICIAL     directors, executive officers and any person who beneficially
OWNERSHIP      owns more than ten percent of the Common Shares to file with the
REPORTING      SEC, Nasdaq and the Boston Stock Exchange an initial report of
COMPLIANCE     ownership and reports of changes in ownership of Common Shares.
Officers, directors and greater-than-ten percent beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     To the Company's knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and Forms 5 furnished to the Company with respect to its most recent fiscal year, and written representations from reporting persons that no other reports were required, the Company believes that, during the fiscal year ended January 31, 1999, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to its executive officers, directors and greater than 10% beneficial owners were met.

COMPANY STOCK  The following performance graph compares the cumulative total
PERFORMANCE    returns of the Company's Common Shares, the Nasdaq Stock Market
Index and the Nasdaq Pharmaceuticals Stock Index over a five year period ended January 31, 1999.

                  COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                               PERFORMANCE GRAPH FOR
                          POLYDEX PHARMACEUTICALS LIMITED

                                 [GRAPH]



                                      LEGEND

Symbol     CRSP Total Returns Index for:            01/1994  01/1995  01/1996  01/1997  01/1998  01/1999
------     ----------------------------             -------  -------  -------  -------  -------  -------
           Polydex Pharmaceuticals Limited           100.0     27.0     46.1     29.7     24.7     13.3
           Nasdaq Stock Market (US & Foreign)        100.0     97.3    132.9    173.3    203.7    312.4
           Nasdaq Pharmaceuticals Stocks             100.0     77.3    145.7    145.7    137.4    192.6
           SIC 2830-2839 US & Foreign

Notes:
    A.   The lines represents monthly index levels derived from compounded daily returns that include all dividends.
    B.   The indexes are reweighted daily, using the market capitalization on the previous trading day.
    C.   If the monthly interval, based on the fiscal year-end is not a trading day, the preceding trading day is used.
    D.   The index level for all series was set to $100.00 on 01/31/1994.

     There can be no assurances that the Company's stock performance will continue into the future with the same or similar trends depicted in the performance graph above. The Company does not make or endorse any predictions as to future stock performance.


FINANCIAL      The consolidated balance sheet, consolidated income statement and
STATEMENTS     other financial statements together with the notes thereto for the fiscal year ended January 31, 1999 are included in the
Company's 1999 Annual Report which accompanies this Proxy Statement.


INDEPENDENT    Ernst & Young Chartered Accountants has been reappointed as
AUDITORS       the Company's independent auditors for the fiscal year ending
               January 31, 2000. A representative of Ernst & Young Chartered
Acountants is not expected to be present at the Annual Meeting.


1999 ANNUAL    The Company will provide without charge to each person solicited
REPORT AND     by this Proxy Statement, upon the written request of such person,
FORM 10-K      a copy of the Company's Annual Report on Form 10-K, which
               includes financial statements, for the fiscal year ended
January 31, 1999.  Such requests should be directed to Debbie MacAskill,
Polydex Pharmaceuticals Limited, 421 Comstock Road, Toronto, Ontario, Canada
M1L 2H5.


2000           The 2000 Annual Meeting will be held on or about June 18, 2000.
MEMBER         The deadline for Members to submit proposals to the Company
PROPOSALS      Secretary for inclusion in the Proxy Statement for the 2000
               Annual Meeting is expected to be February 18, 2000.  The
inclusion of any proposal will be subject to applicable rules of the SEC. In the event, however, that the date of the 2000 Annual Meeting is changed by more than 30 calendar days from the date currently contemplated, a proposal must be received by the Company within a reasonable time before the solicitation in connection with the meeting is made. The Company's proxies for its 2000 Annual General Meeting of the Members will confer discretionary authority to vote on any matter that a shareholder does not give written notice of by April 3, 2000.


OTHER BUSINESS Management knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the Board designated proxy holders George G. Usher and Peter T. Higgs to vote the shares represented thereby on such matters in accordance with their judgment.

                                   By Order of the Board of Directors,

                                   SHARON L. WARDLAW

                                   Secretary

May 18, 1999

                          POLYDEX PHARMACEUTICALS LIMITED
                                      PROXY

                    SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned member hereby appoints Peter T. Higgs and George G. Usher proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of Polydex Pharmaceuticals Limited standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual General Meeting of Members of the Company to be held on June 19, 1999 or any adjournment thereof. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED ON THE REVERSE SIDE, IN FAVOR OF THE PROPOSAL TO AMEND THE ARTICLES OF ASSOCIATION TO SET THE VOTING RIGHTS OF THE COMPANY'S CLASS B PREFERRED SECURITIES AT TWO VOTES PER SHARE, AND IN FAVOR OF THE PROPOSAL TO AMEND THE ARTICLES OF ASSOCIATION TO INCREASE THE AUTHORIZED COMMON SHARES OF THE COMPANY FROM FOUR MILLION TO TEN MILLION COMMON SHARES. AS TO ANY OTHER MATTER OR IF ANY OF SAID NOMINEES IS NOT AVAILABLE FOR ELECTION, THE PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

      (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

--------------------------------------------------------------------------------
                        -  FOLD AND DETACH HERE  -


                                                                                                                Please mark
                                                                                                                your votes as / X /
                                                                                                                indicated in
                                                                                                                this example
(Continued from other side)

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                         Item 2 - PROPOSAL TO AMEND THE ARTICLES OF         FOR   AGAINST   ABSTAIN
                                 FOR BOTH    WITHHOLD             ASSOCIATION TO SET THE VOTING POWER       / /     / /      / /
                                 NOMINEES    AUTHORITY            OF THE COMPANY'S CLASS B PREFERRED
                                 LISTED       FOR ALL             SHARES AT TWO VOTES PER SHARE.
Item 1 - ELECTION OF DIRECTORS     / /          / /

Nominees: Derek John Michael Lederer and                 Item 3 - PROPOSAL TO AMEND THE ARTICLES OF        / /     / /      / /
          Ruth L. Usherlie                                        ASSOCIATION TO INCREASE THE
                                                                  AUTHORIZED COMMON SHARES OF THE
WITHHELD FOR:  (Write that nominee's name in the space            COMPANY FROM FOUR MILLION TO TEN
               provided below.                                    MILLION COMMON SHARES.

--------------------------------------------------------

                                                                      PLEASE DATE, SIGN AS NAME APPEARS HEREON, AND RETURN
                                                                      PROMPTLY.  JOINT OWNERS SHOULD EACH SIGN.  WHEN SIGNING
                                                                      AS CORPORATE OFFICER, PARTNER, ATTORNEY, EXECUTOR,
                                                                      ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL
                                                                      TITLE.  PLEASE NOTE ANY CHANGES IN YOUR ADDRESS ALONGSIDE
                                                                      THE ADDRESS AS IT APPEARS IN THE PROXY.


Signature(s)                                                                                 Dated                        , 1999
             ------------------------------------------------------------------------------        ----------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                  -  FOLD AND DETACH HERE  -